                 THE  EMERGING  MARKETS  FLOATING  RATE  FUND  INC.

September 26, 2002

Dear Shareholder:

Enclosed herein is the semi-annual report for The Emerging Markets Floating Rate Fund Inc. ('Fund') for the period ended August 31, 2002. In this report, we summarize what we believe to be the period's prevailing economic and market conditions and outline our investment strategy. A detailed summary of the Fund's performance can be found in the appropriate sections that follow. We hope you find this report to be useful and informative.

SPECIAL NOTICE TO SHAREHOLDERS

We are pleased to report that R. Jay Gerken, a managing director of Salomon Smith Barney Inc., has been elected Co-Chairman of the board of the Fund replacing Heath B. McLendon, who has been appointed chairman of Salomon Smith Barney Inc.'s new Equity Research Policy Committee. Previously, Jay managed the Smith Barney Growth and Income Fund for six years; developed and managed the Smith Barney Allocation Series Inc. from inception in 1996 through the end of 2001; and was responsible for the investment design and implementation of Citigroup Asset Management's college savings programs with the states of Illinois and Colorado.

PERFORMANCE REVIEW(1)

During the six months ended August 31, 2002, the Fund distributed income dividends to shareholders totaling $0.55 per share. The table below shows the annualized distribution rates and six-month total return based on the Fund's net asset value ('NAV') per share and its New York Stock Exchange ('NYSE') closing price(2).

PRICE                 ANNUALIZED         SIX-MONTH
PER SHARE         DISTRIBUTION RATE3   TOTAL RETURN3
---------         ------------------   -------------
  $9.68 (NAV)           11.40%            (15.73)%
  $9.50 (NYSE)          11.62%            (14.94)%

---------
(1) PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(2) The NAV is calculated by subtracting total liabilities from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total net assets) by the total number of the Fund's shares outstanding. The NAV fluctuates with changes in the market price of the securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is at the Fund's market
    (NYSE) price as determined by supply of and demand for the Fund's shares.

(3) Total returns are based on changes in NAV or the market price, respectively. Total returns assume the reinvestment of all dividends and/or capital gains distributions in additional shares. Annualized distribution rate is the Fund's current monthly income dividend rate, annualized, and then divided by the NAV or the market price noted in this report. This annualized distribution rate assumes a current monthly income dividend rate of $0.092 for 12 months. This rate is as of August 31, 2002 and is subject to change. The important difference between a total return and an annualized distribution rate is that the total return takes into consideration a number of factors including the fluctuation of the NAV or the market price during the period reported. The NAV fluctuation includes the effects of unrealized appreciation or depreciation in the Fund. Accordingly, since an annualized distribution rate only reflects the current monthly income dividend rate annualized, it should not be used as the sole indicator to judge the return you receive from your Fund investment.

                THE  EMERGING  MARKETS  FLOATING  RATE  FUND  INC.

In comparison, the Fund's Lipper Inc. ('Lipper')(4) peer group of emerging markets debt funds returned negative 7.09% based on NAV for the six months ended August 31, 2002.

The current low level of interest rates is a difficult environment for funds invested in floating rate securities. This low rate environment combined with the effects of fund leverage in a declining market for emerging market securities contributed to the fund's underperformance relative to its peer group.

INVESTMENT STRATEGY

The Fund's investment objective is to maintain a high level of current income by investing primarily (at least 80% of its total assets under normal market conditions) in a portfolio of floating-rate debt securities of emerging market(5), sovereign(6) and corporate issuers. As a secondary objective, the Fund will seek capital appreciation.

PORTFOLIO MANAGER MARKET AND FUND OVERVIEW

Emerging-markets debt returned negative 2.70% for the Fund's semi-annual period ended August 31, 2002, as measured by the J.P. Morgan Emerging Markets Bond Index Plus ('EMBI+')(7). Political developments drove performance in Brazil (down 21.31% for the period). Brazil's large weighting, which now accounts for 19.18% of the EMBI+ market capitalization, caused its performance to dominate overall returns for the period. Lack of improving developments in Argentina (down 14.52% for the period) also weighed on the asset class, but the country currently does not have the impact it once did. Argentina now only reflects 2% of the EMBI+ composition, down from 22% in January 2001. On a positive note, 10 countries out of 18 outperformed the EMBI+ return for the Fund's semi-annual period.

Oil prices, an important driver of value in emerging markets, experienced considerable price volatility for the Fund's semi-annual period. Oil traded in a price range of $21.74 to $30.11 per barrel and closed the period at $28.98. At the September 18 meeting, The Organization of Petroleum Exporting Countries ('OPEC')(8) maintained its production quota at an 11-year low of 21.7 million barrels per day.

Return volatility(9) for emerging-markets debt varied over the period, ending August 31, 2002 at 11.78%. Volatility for the month of August increased to 15.16% as investors responded to weakness in Brazil as well as problems in the high-yield market.

---------
(4) Lipper is an independent mutual-fund tracking organization. Average annual returns are based on the six-month period ended August 31, 2002, calculated among 12 funds in the emerging markets debt funds category.

(5) Investing in foreign securities is subject to certain risks not associated with domestic investing, such as currency fluctuations, and changes in political and economic conditions. These risks are magnified in emerging or developing markets.

(6) Sovereign bonds are bonds issued by non-U.S. governments.

(7) The EMBI+ is a total-return index that tracks the traded market for U.S. dollar-denominated Brady and other similar sovereign restructured bonds traded in the emerging markets. Please note that an investor cannot invest directly in an index.

(8) OPEC is an international organization of 11 developing countries, each of which is heavily reliant on oil revenues as its main source of income. Membership is open to any country that is a substantial net exporter of oil and shares the ideals of the Organization.

(9) Return volatility is the standard deviation of monthly returns over the period being measured.

                   THE  EMERGING  MARKETS  FLOATING  RATE  FUND  INC.

Latin America

Latin American debt as a region returned negative 8.20% for the semi-annual period, as measured by the EMBI+. The region was affected by the fiscal situation in Argentina, and more recently the political and fiscal uncertainty in Brazil. Ecuador's inability to reach an agreement with the International Monetary Fund ('IMF')(10) also impacted returns.

BRAZILIAN DEBT returned negative 21.31% for the semi-annual period, the worst performer in the EMBI+. Price volatility in Brazil has been primarily driven by political and fiscal uncertainty in that country. Investors are focused on the outcome of the upcoming Presidential election on October 6.

ECUADORIAN DEBT returned negative 16.05% for the semi-annual period. While the country under President Noboa continues to post positive Gross Domestic Product ('GDP')(11) growth and better credit fundamentals due to better tax collection and higher oil prices, the country's inability to secure an IMF agreement in June is behind the spread widening and poor performance. On a positive note, Ecuador recently appointed a new Finance Minister, Francisco Arosemena, who we believe will help the country reach an agreement with the IMF.

ARGENTINE DEBT returned negative 14.52% for the semi-annual period as measured by the EMBI+. Following the country's debt moratorium (default) on all external debt obligations in December 2001, policymakers have continued to struggle to free the economy from recession. Argentina must resolve a number of big issues before it can talk with investors about restructuring. Those issues include electing a new president, choosing a currency and resolving the banking crisis. Much uncertainty remains over how the situation in Argentina will play out over the next 12-18 months. We remain underweight in Argentine debt and continue to monitor developments very closely.

Eastern Europe/Middle East/Africa

Non-Latin American countries, which represent 40% of the EMBI+ market capitalization, outperformed the Latin American region for the period, returning 5.65%.

RUSSIAN DEBT, one of the best performers over the semi-annual period, returned 7.57%. The Russian economy continues to benefit from high domestic consumption and high oil prices. In May, Fitch Ratings, the international rating agency, upgraded the Russian Federation's long-term foreign-currency rating to BB- from B+, and changed the outlook on the long-term ratings to positive from stable.

BULGARIAN DEBT returned 3.15% for the semi-annual period. Bulgaria outperformed the EMBI+ for the period, reflecting the government's strong fiscal performance and active management of its liabilities.

TURKISH DEBT returned negative 3.14% for the semi-annual period. Early in the summer, concerns over Prime Minister Ecevit's health unsettled the market, ultimately leading to early elections. However, this past month the tone in Turkey has turned positive with the passage of key European Union accession legislation. We continue to remain overweight in Turkish sovereign debt.

---------
(10) The IMF is an organization of 183 countries established to promote international monetary cooperation, exchange stability and orderly exchange arrangements.

(11) GDP is the market value of goods and services produced by labor and property in a given country.

                   THE  EMERGING  MARKETS  FLOATING  RATE  FUND  INC.

PORTFOLIO MANAGER MARKET OUTLOOK

Emerging-markets debt returned negative 2.70% for the Fund's semi-annual period. As the commentary points out, returns were influenced by a number of events in a difficult environment for financial markets. Emerging-debt market sovereign spreads(12) as measured by the EMBI+ ended the period at 886 basis points(13). We believe spreads are likely to remain volatile, in line with overall cautious market sentiment.

LOOKING FOR ADDITIONAL INFORMATION?

The Emerging Markets Floating Rate Fund Inc. is traded on the New York Stock Exchange under the symbol 'EFL.' Daily closing prices are available online under symbol XEFLX and in most newspapers under the New York Stock Exchange listings. Barron's and The Wall Street Journal's Monday editions carry closed-end fund tables that provide weekly net asset value per share information. In addition, the Fund issues a quarterly allocation press release that can be found on most major financial web sites.

In a continuing effort to provide information concerning the Emerging Markets Floating Rate Fund Inc., shareholders may call 1-888-777-0102 or 1-800-SALOMON (toll free), Monday through Friday from 8:00 a.m. to 6:00 p.m. Eastern Standard Time (EST), for the Fund's current net asset value, market price and other information regarding the Fund's portfolio holdings and allocations.

Thank you for your investment in the Emerging Markets Floating Rate Fund Inc. We look forward to continuing to help you meet your investment objectives.

Sincerely,

R. Jay Gerken                                Stephen Treadway

R. Jay Gerken                                Stephen Treadway
Co-Chairman                                  Co-Chairman

Peter J. Wilby                               Thomas K. Flanagan

Peter J. Wilby                               Thomas K. Flanagan
President                                    Executive Vice President

The information provided in this letter represents the opinion of the portfolio manager and is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed are those of the portfolio manager and may differ from those of other portfolio managers or of the firm as a whole. Furthermore, there is no assurance that certain securities will remain in or out of the Fund or that the percentage of the Fund's assets in various sectors will remain the same. Please refer to pages 5 and 6 for a list and percentage breakdown of the Fund's holdings. Also, please note any discussion of the Fund's holdings, the Fund's performance, and the portfolio managers' views are as of August 31, 2002 and are subject to change.

---------
(12) Yield spread is the difference between yields on securities of the same quality but different maturities or the difference between yields on securities of the same maturity but different quality.

(13) A basis point is 0.01%, or one one-hundredth of a percent.

                   THE  EMERGING  MARKETS  FLOATING  RATE  FUND  INC.

Schedule of Investments (unaudited)
August 31, 2002


   FACE
  AMOUNT                                      SECURITY                               VALUE
---------------------------------------------------------------------------------------------
Sovereign Bonds (a)  -- 89.6%
Argentina  -- 0.7%
$ 1,493,000         Republic of Argentina, 24.505% due 4/10/05 (b)(c)...........  $   388,180
                                                                                  -----------
Brazil  -- 24.6%
                    Federal Republic of Brazil:
    150,000          12.000% due 4/15/10                                               98,625
 16,725,000          DCB, Series L, 3.125% due 4/15/12 (d)......................    8,320,687
  7,416,155          MYDFA, 3.063% due 9/15/07 (d)..............................    4,579,476
                                                                                  -----------
                                                                                   12,998,788
                                                                                  -----------
Bulgaria  -- 5.1%
  2,952,381         Republic of Bulgaria, FLIRB, Series A, 2.688% due
                     7/28/12 (d)................................................    2,701,428
                                                                                  -----------
Colombia  -- 4.1%
                    Republic of Colombia:
  1,770,000          8.700% due 2/15/16.........................................    1,261,125
  1,000,000          11.750% due 2/25/20........................................      892,500
                                                                                  -----------
                                                                                    2,153,625
                                                                                  -----------
Ecuador  -- 4.8%
                    Republic of Ecuador:
  1,500,000          12.000% due 11/15/12.......................................      870,000
  3,975,000          6.000% due 8/15/30 (d).....................................    1,689,375
                                                                                  -----------
                                                                                    2,559,375
                                                                                  -----------
Mexico  -- 2.6%
  1,400,000         United Mexican States, 8.300% due 8/15/31...................    1,388,800
                                                                                  -----------
Panama  -- 5.3%
                    Republic of Panama:
  2,666,667          IRB, 5.000% due 7/17/14 (d)................................    2,213,334
    801,801          PDI, 2.750% due 7/17/16 (d)................................      557,252
                                                                                  -----------
                                                                                    2,770,586
                                                                                  -----------
Peru  -- 5.1%
  4,250,000         Republic of Peru, FLIRB, 4.000% due 3/7/17 (d)..............    2,709,375
                                                                                  -----------
Philippines  -- 5.3%
                    Republic of Philippines:
  1,590,000          DCB, 2.938% due 12/1/09 (d)................................    1,486,650
    900,000          FLIRB, Series B, 2.938% due 6/1/08 (d).....................      850,531
    450,000          NMB, 2.813% due 1/5/05 (d).................................      443,250
                                                                                  -----------
                                                                                    2,780,431
                                                                                  -----------
Russia  -- 22.2%
                    Russia Federation:
  2,925,000          5.000% due 3/31/30 (d)(e)..................................    2,049,328
 13,775,000          5.000% due 3/31/30 (d).....................................    9,651,110
                                                                                  -----------
                                                                                   11,700,438
                                                                                  -----------

--------------------------------------------------------------------------------
                       SEE NOTES TO FINANCIAL STATEMENTS.

                   THE  EMERGING  MARKETS  FLOATING  RATE  FUND  INC.

August 31, 2002


   FACE
  AMOUNT                                      SECURITY                               VALUE
---------------------------------------------------------------------------------------------
Turkey  -- 4.9%
$ 2,950,000         Republic of Turkey, 11.875% due 1/15/30.....................  $ 2,584,938
                                                                                  -----------
Uruguay  -- 4.9%
                    Republic of Uruguay:
  1,000,000          7.785% due 3/25/09.........................................      517,500
  3,000,000          8.750% due 6/22/10.........................................    1,605,000
    250,000          7.625% due 1/20/12.........................................      133,125
    650,000          7.785% due 7/15/27.........................................      315,250
                                                                                  -----------
                                                                                    2,570,875
                                                                                  -----------

                    Total Sovereign Bonds (Cost  -- $53,627,190)................   47,306,839
                                                                                  -----------

Loan Participations (a)(f)  -- 10.4%
  1,535,238         Kingdom of Morocco, Tranche A, 2.563% due 1/1/09
                     (J.P. Morgan Chase & Co.) (d)..............................    1,393,228
  1,411,767         Kingdom of Morocco, Tranche B, 2.563% due 1/1/04
                     (Morgan Stanley Emerging Markets Inc., Merrill Lynch)
                     (d)........................................................    1,291,767
  2,327,114         The People's Democratic Republic of Algeria, Tranche 1,
                     2.875% due 9/4/06 (J.P. Morgan Chase & Co., C.S. First
                     Boston) (d)................................................    2,140,945
    750,000         The People's Democratic Republic of Algeria, Tranche 3,
                     2.875% due 3/4/10 (C.S. First Boston) (d)..................      650,625
                                                                                  -----------

                    Total Loan Participations (Cost  -- $5,488,863).............    5,476,565
                                                                                  -----------

                    Total Investments  -- 100% (Cost  -- $59,116,053*)..........  $52,783,404
                                                                                  -----------
                                                                                  -----------
---------------------------------------------------------------------------------------------

(a) Securities are segregated as collateral for the outstanding revolving credit facility or swap agreement.

(b) Security is currently in default.

(c) Non-income producing security.

(d) Rate shown reflects current rate on instrument with variable rate or step coupon rates.

(e) Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.

(f) Participation interests were acquired through the financial institutions indicated parenthetically.

 *  Aggregate cost for Federal income tax purposes is substantially the same.

    Abbreviations used in this schedule:
    DCB   -- Debt Conversion Bond.

    FLIRB -- Front Loaded Interest Reduction Bond.

    IRB   -- Interest Reduction Bond.

    MYDFA -- Multi-Year Depository Facility Agreement.

    NMB   -- New Money Bond.

    PDI   -- Past Due Interest.

--------------------------------------------------------------------------------
                       SEE NOTES TO FINANCIAL STATEMENTS.

                  THE  EMERGING  MARKETS  FLOATING  RATE  FUND  INC.

Statement of Assets and Liabilities (unaudited)
August 31, 2002

ASSETS:
   Investments, at value (Cost  -- $59,116,053).............  $52,783,404
   Cash.....................................................    2,000,106
   Receivable for securities sold...........................    2,922,276
   Interest receivable......................................    1,049,396
                                                              -----------
   TOTAL ASSETS.............................................   58,755,182
                                                              -----------
LIABILITIES:
   Loan payable.............................................   15,000,000
   Unrealized depreciation on interest rate swap contract
    (Note 4)................................................    1,916,950
   Payable on interest rate swap contract...................      110,905
   Loan interest payable (Note 7)...........................       83,077
   Management fee payable...................................       37,034
   Accrued expenses.........................................       47,614
                                                              -----------
   TOTAL LIABILITIES........................................   17,195,580
                                                              -----------
TOTAL NET ASSETS............................................  $41,559,602
                                                              -----------
                                                              -----------
NET ASSETS:
   Common stock ($0.001 par value, authorized 100,000,000
    shares; 4,294,052 shares outstanding)...................  $     4,294
   Additional paid-in capital...............................   57,850,017
   Overdistributed net investment income....................      (54,085)
   Accumulated net realized loss from security
    transactions............................................   (7,991,025)
   Net unrealized depreciation of investments and interest
    rate swap contract......................................   (8,249,599)
                                                              -----------
TOTAL NET ASSETS............................................  $41,559,602
                                                              -----------
                                                              -----------
NET ASSET VALUE, PER SHARE ($41,559,602 [div] 4,294,052
 shares)....................................................        $9.68
                                                                    =====

--------------------------------------------------------------------------------
                       SEE NOTES TO FINANCIAL STATEMENTS.

                   THE  EMERGING  MARKETS  FLOATING  RATE  FUND  INC.

Statement of Operations (unaudited)
For the Six Months Ended August 31, 2002

INCOME:
   Interest.................................................  $  2,945,215
                                                              ------------
EXPENSES:
   Management fee (Note 2)..................................       266,942
   Loan interest............................................       236,604
   Shareholder communications...............................        29,184
   Audit fees...............................................        25,710
   Directors' fees..........................................        15,879
   Transfer agent fees......................................        13,106
   Legal fees...............................................         9,075
   Registration fees........................................         8,571
   Custody..................................................         6,050
   Other....................................................        18,428
                                                              ------------
   TOTAL EXPENSES...........................................       629,549
                                                              ------------
NET INVESTMENT INCOME.......................................     2,315,666
                                                              ------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND INTEREST RATE SWAP CONTRACT (NOTES 3 AND 4):
   Net Realized Loss From Security Transactions (excluding
    short-term securities):
      Proceeds from sales...................................    28,463,589
      Cost of securities sold...............................    30,125,840
                                                              ------------
   NET REALIZED LOSS........................................    (1,662,251)
                                                              ------------
   CHANGE IN NET UNREALIZED DEPRECIATION (NOTE 1)...........    (8,536,253)
                                                              ------------
NET LOSS ON INVESTMENTS AND INTEREST RATE SWAP CONTRACT.....   (10,198,504)
                                                              ------------
DECREASE IN NET ASSETS FROM OPERATIONS......................  $ (7,882,838)
                                                              ------------
                                                              ------------

--------------------------------------------------------------------------------
                       SEE NOTES TO FINANCIAL STATEMENTS.

                   THE  EMERGING  MARKETS  FLOATING  RATE  FUND  INC.

Statements of Changes in Net Assets (unaudited)
For the Six Months Ended August 31, 2002
and the Year Ended February 28, 2002

                                                               AUGUST 31    FEBRUARY 28
---------------------------------------------------------------------------------------
OPERATIONS:
   Net investment income....................................  $ 2,315,666   $ 5,357,431
   Net realized gain (loss).................................   (1,662,251)      811,576
   (Increase) decrease in net unrealized depreciation.......   (8,536,253)    1,230,064
                                                              -----------   -----------
   NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS....   (7,882,838)    7,399,071
                                                              -----------   -----------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income....................................   (2,368,773)   (6,418,639)
                                                              -----------   -----------
   DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO
    SHAREHOLDERS............................................   (2,368,773)   (6,418,639)
                                                              -----------   -----------
CAPITAL SHARE TRANSACTIONS:
   Proceeds from shares issued for reinvestment of dividends
    (4,107 and 18,191 shares issued, respectively)..........       43,232       211,538
                                                              -----------   -----------
   INCREASE IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS...       43,232       211,538
                                                              -----------   -----------
INCREASE (DECREASE) IN NET ASSETS...........................  (10,208,379)    1,191,970
NET ASSETS:
   Beginning of period......................................   51,767,981    50,576,011
                                                              -----------   -----------
   END OF PERIOD*...........................................  $41,559,602   $51,767,981
                                                              -----------   -----------
                                                              -----------   -----------
* Includes overdistributed net investment income of:........     $(54,085)        $(978)
                                                              -----------   -----------
                                                              -----------   -----------

--------------------------------------------------------------------------------
                       SEE NOTES TO FINANCIAL STATEMENTS.

                   THE  EMERGING  MARKETS  FLOATING  RATE  FUND  INC.

Statement of Cash Flows (unaudited)
For the Six Months Ended August 31, 2002

CASH FLOWS PROVIDED BY (USED BY) OPERATING ACTIVITIES:
   Purchases of long-term portfolio investments.............  $(30,735,609)
   Proceeds from disposition of long-term portfolio
    investments and principal paydowns......................   34,147,322
                                                              -----------
                                                                3,411,713
   Net investment income....................................    2,315,666
   Accretion of discount on investments.....................   (1,279,310)
   Net change in receivables/payables related to
    operations..............................................     (206,842)
                                                              -----------
NET CASH FLOWS PROVIDED BY OPERATING ACTIVITIES.............    4,241,227
                                                              -----------
CASH FLOWS PROVIDED BY (USED BY) FINANCING ACTIVITIES:
   Distributions from net investment income.................   (2,368,773)
   Proceeds from reinvestment of dividends..................       43,232
                                                              -----------
NET CASH FLOWS USED BY FINANCING ACTIVITIES.................   (2,325,541)
                                                              -----------
NET INCREASE IN CASH........................................    1,915,686
Cash, Beginning of period...................................       84,420
                                                              -----------
CASH, END OF PERIOD.........................................  $ 2,000,106
                                                              -----------
                                                              -----------

--------------------------------------------------------------------------------
                       SEE NOTES TO FINANCIAL STATEMENTS.

                   THE  EMERGING  MARKETS  FLOATING  RATE  FUND  INC.

Notes to Financial Statements (unaudited)

Note 1. Organization and Significant Accounting Policies

The Emerging Markets Floating Rate Fund Inc. ('Fund') was incorporated in Maryland on January 21, 1994 and is registered as a non-diversified, closed-end, management investment company under the Investment Company Act of 1940, as amended. The Fund commenced operations on March 25, 1994. The Fund seeks to maintain a high level of current income by investing at least 80% of its net assets plus any borrowings for investment purposes in floating rate debt securities of emerging market sovereign and corporate issuers, including fixed rate securities with respect to which the Fund has entered into interest rate swaps to effectively convert the fixed rate interest payments received into floating rate interest payments. As a secondary objective, the Fund seeks capital appreciation.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America ('GAAP'). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

(a) SECURITIES VALUATION. In valuing the Fund's assets, all securities for which market quotations are readily available are valued (i) at the last sale price prior to the time of determination if there were a sale on the date of determination, (ii) at the mean between the last current bid and asked prices if there were no sales price on such date and bid and asked quotations are available, and (iii) at the bid price if there were no sales price on such date and only bid quotations are available. Publicly traded foreign government debt securities are typically traded internationally in the over-the-counter market, and are valued at the mean between the last current bid and asked price at the close of business of that market. However, when the spread between bid and asked price exceeds five percent of the par value of the security, the security is valued at the bid price. Securities may also be valued by independent pricing services which use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Short-term investments having a maturity of 60 days or less are valued at amortized cost which approximates market value. Securities for which reliable quotations are not readily available and all other securities and assets are valued at fair value as determined in good faith by, or under procedures established by, the Board of Directors.

(b) INVESTMENT TRANSACTIONS AND INVESTMENT INCOME. Investment transactions are recorded on the trade date. Interest income is accrued on a daily basis. Market discount and premium on securities purchased are accreted on an effective yield basis over the life of the security. The

                   THE  EMERGING  MARKETS  FLOATING  RATE  FUND  INC.

Fund uses the specific identification method for determining realized gain or loss on sale of investments.

In November 2000, the American Institute of Certified Public Accountants ('AICPA') issued a revised Audit and Accounting Guide for Investment Companies ('Guide'). This revised version is effective for financial statements issued for fiscal years beginning after December 15, 2000. The revised Guide requires the Fund to amortize premium and accrete all discounts on all fixed-income securities. The Fund adopted this requirement effective March 1, 2001. This change does not affect the Fund's net asset value, but does change the classification of certain amounts in the statement of operations. For the six months ended August 31, 2002, interest income decreased by $1,854, net realized loss decreased by $2,832 and change in net unrealized depreciation of investments increased by $978.

(c) FEDERAL INCOME TAXES. The Fund has complied and intends to continue to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute all, or substantially all, of its income and capital gains, if any, to its shareholders. Therefore, no federal income tax or excise tax provision is required.

(d) DIVIDENDS AND DISTRIBUTIONS. The Fund declares and pays dividends to shareholders monthly from net investment income. Net realized gains, if any, in excess of loss carryovers are expected to be distributed annually. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These 'book/tax' differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require reclassifications. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes, but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains.

(e) REPURCHASE AGREEMENTS. When entering into repurchase agreements, it is the Fund's policy to take possession, through its custodian, of the underlying collateral and to monitor its value at the time the arrangement is entered into and during the term of the repurchase agreement to ensure that it equals or exceeds the repurchase price. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

                   THE  EMERGING  MARKETS  FLOATING  RATE  FUND  INC.

(f) YEAR END TAX RECLASSIFICATIONS. The character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. At February 28, 2002, reclassifications were made to the Fund's capital accounts to reflect permanent book/tax differences and income and gains available for distribution under income tax regulations. Accordingly, a portion of overdistributed net investment income amounting to $1,058,532 was reclassified to paid-in capital. Net investment income, net realized gains and net assets were not affected by these changes.

Note 2. Management and Advisory Fees and Other Transactions

The Fund has entered into a management agreement with PIMCO Funds Advisors LLC ('Investment Manager'), an indirect wholly-owned subsidiary of Allianz Dresdner Asset Management of America L.P., formerly known as PIMCO Advisors L.P., a wholly-owned subsidiary of Allianz AG, pursuant to which the Investment Manager, among other things, supervises the Fund's investment program and monitors the performance of the Fund's service providers.

The Investment Manager and the Fund have entered into an investment advisory and administration agreement with Salomon Brothers Asset Management Inc ('Investment Adviser'), a wholly-owned subsidiary of Salomon Smith Barney Holdings Inc. ('SSBH'), which is a subsidiary of Citigroup Inc. ('Citigroup'), pursuant to which the Investment Adviser provides investment advisory and administrative services to the Fund. The Investment Adviser is responsible on a day-to-day basis for the management of the Fund's portfolio in accordance with the Fund's investment objectives and policies and for making decisions to buy, sell, or hold particular securities and is responsible for day-to-day administration of the Fund.

The Fund pays the Investment Manager a monthly fee at an annual rate of 1.10% of the Fund's average weekly net assets for its services, out of which the Investment Manager pays the Investment Adviser a monthly fee at an annual rate of 0.65% of the Fund's average weekly net assets for its services.

The Investment Adviser has delegated certain administrative responsibilities to Smith Barney Fund Management LLC ('SBFM'), an affiliate of the Investment Adviser pursuant to a Sub-Administration Agreement between the Investment Adviser and SBFM.

At August 31, 2002, the Investment Adviser owned 4,230 shares of the Fund.

Certain officers and/or directors of the Fund are also officers and/or directors of the Investment Manager or the Investment Adviser.

                   THE  EMERGING  MARKETS  FLOATING  RATE  FUND  INC.

Note 3. Portfolio Activity and Federal Income Tax Status

For the six months ended August 31, 2002, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

Purchases...................................................  $30,735,609
                                                              -----------
                                                              -----------
Sales.......................................................  $28,463,589
                                                              -----------
                                                              -----------

At August 31, 2002, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

Gross unrealized appreciation...............................  $ 2,170,979
Gross unrealized depreciation...............................   (8,503,628)
                                                              -----------
Net unrealized depreciation.................................  $(6,332,649)
                                                              -----------
                                                              -----------

Note 4. Interest Rate Swaps

In order to manage interest rate sensitivity (duration), the Fund has entered into an interest rate swap agreement with J.P. Morgan Chase Bank (counterparty) pursuant to which, the Fund makes semi-annual payments to the counterparty at predetermined fixed rates, in exchange for floating payments from the counterparty at the 6-month LIBOR, based on notional principal amount. During the term of the outstanding swap agreement, changes in the underlying value of the swap are recorded as unrealized gains or losses. Net periodic interest payments to be received or paid are accrued daily and recorded in the statement of operations as an adjustment to interest income. At August 31, 2002, the Fund had outstanding the following interest rate swap agreement:

Swap Counterparty:                    J.P. Morgan Chase Bank
Effective Date:                       6/28/02
Notional Amount:                      $16,000,000
Payments Made by the Fund:            Fixed Rate 6.13%
Payments Received by the Fund:        Floating Rate (6-month LIBOR)
Termination Date:                     12/29/10
Unrealized Depreciation as of
  8/31/02:                            $(1,916,950)

In connection with this agreement, the Fund is exposed to off-balance sheet market risk. Off-balance sheet market risk exists when the maximum potential loss on a particular financial instrument is greater than the value of such financial instrument, as reflected in the Statement of Assets and Liabilities. Additionally, the Fund is exposed to credit risk in the event of non-performance by the swap counterparty.

                   THE  EMERGING  MARKETS  FLOATING  RATE  FUND  INC.

Note 5. Options Contracts

The Fund may from time to time enter into options contracts. Premiums paid when put or call options are purchased by the Fund, represent investments, which are marked-to-market daily. When a purchased option expires, the Fund will realize a loss in the amount of the premium paid. When the Fund enters into a closing sales transaction, the Fund will realize a gain or loss depending on whether the proceeds from the closing sales transaction are greater or less than the premium paid for the option. When the Fund exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Fund exercises a call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid.

At August 31, 2002, the Fund did not hold any purchased call or put option contracts.

When the Fund writes a call or put option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Fund realizes a gain equal to the amount of the premium received. When the Fund enters into a closing purchase transaction, the Fund realizes a gain or loss depending upon whether the cost of the closing transaction is greater or less than the premium originally received, without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a written call option is exercised the proceeds of the security sold will be increased by the premium originally received. When a written put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Fund purchased upon exercise. When written index options are exercised, settlement is made in cash.

The Fund enters into options for hedging purposes. The risk associated with purchasing options is limited to the premium originally paid. The risk in writing a covered call option is that the Fund gives up the opportunity to participate in any increase in the price of the underlying security beyond the exercise price. The risk in writing a put option is that the Fund is exposed to the risk of loss if the market price of the underlying security declines.

At August 31, 2002, the Fund did not hold any written call or put option contracts.

                   THE  EMERGING  MARKETS  FLOATING  RATE  FUND  INC.

Note 6. Loan Participations

The Fund invests in fixed and floating rate loans arranged through private negotiations between a foreign sovereign entity and one or more financial institutions. The Fund's investment in such loans are in the form of participations in the loans.

In connection with purchasing loan participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation. As a result, the Fund will assume the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower. The Fund may have difficulty disposing of participations because the market for such instruments is not highly liquid.

At August 31, 2002, the Fund held loan participations with a total cost of $5,488,863.

Note 7. Loan

At August 31, 2002, the Fund had outstanding a $15,000,000 loan pursuant to a revolving credit and security agreement with CXC Inc., a commercial paper conduit issuer for which Citicorp North America Inc., an affiliate of the investment advisor, acts as administrative agent. The loans generally bear interest at a variable rate based on the weighted average interest rates of the underlying commercial paper or LIBOR, plus any applicable margin. Securities held by the Fund are subject to a lien, granted to the lenders, to the extent of the borrowing outstanding and any additional expenses. For the six months ended August 31, 2002, the Fund paid interest expenses of $153,527.

                   THE  EMERGING  MARKETS  FLOATING  RATE  FUND  INC.

Note 8. Credit and Market Risk

The yields on emerging market debt obligations and high-yield corporate debt obligations reflect, among other things, perceived credit risk. The Fund's investment in securities rated below investment grade typically involves risks not associated with higher rated securities including, among others, overall greater risk of timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. At August 31, 2002, the Fund has a concentration of credit risk in sovereign debt of emerging market countries.

Note 9. Capital Loss Carryforward

At February 28, 2002, the Fund had, for Federal income tax purposes, approximately $5,425,000 of capital loss carryforwards available to offset future capital gains. To the extent that these capital carryforward losses are used to offset capital gains, it is probable that the gains so offset will not be distributed.

The amount and expiration of the carryforwards are indicated below. Expiration occurs on February 28 of the year indicated:

                                                          2007        2008        TOTAL
                                                          ----        ----        -----
Carryforward Amounts..................................  $793,000   $4,632,000   $5,425,000

Note 10. Dividends Subsequent to August 31, 2002

On July 18, 2002, the Board of Directors of the Fund declared three dividends from the net investment income, each in the amount of $0.092 per share, payable on September 27, 2002, October 25, 2002 and November 29, 2002 to shareholders of record on September 17, 2002, October 16, 2002 and November 13, 2002, respectively.

                   THE  EMERGING  MARKETS  FLOATING  RATE  FUND  INC.

Financial Highlights
For a share of capital stock outstanding throughout each year ended February 28, unless otherwise noted:

                                                  2002(1)    2002      2001     2000(2)     1999      1998
------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD...........   $12.07     $11.84    $12.08   $10.21      $15.55    $16.71
                                                  -------   -------   -------   -------   --------   -------
INCOME (LOSS) FROM OPERATIONS:
 Net investment income (3).....................     0.54       1.25      1.48     1.57        1.62      1.51
 Net realized and unrealized gain (loss) (3)...    (2.38)      0.48     (0.13)    1.89       (5.09)     0.07
                                                  -------   -------   -------   -------   --------   -------
Total Income (Loss) From Operations............    (1.84)      1.73      1.35     3.46       (3.47)     1.58
                                                  -------   -------   -------   -------   --------   -------
LESS DISTRIBUTIONS FROM:
 Net investment income.........................    (0.55)     (1.50)    (1.59)   (1.59)      (1.59)    (1.53)
 Net realized gains............................       --         --        --       --       (0.28)    (1.21)
                                                  -------   -------   -------   -------   --------   -------

Total Distributions............................    (0.55)     (1.50)    (1.59)   (1.59)      (1.87)    (2.74)
                                                  -------   -------   -------   -------   --------   -------

NET ASSET VALUE, END OF PERIOD.................   $ 9.68     $12.07    $11.84   $12.08      $10.21    $15.55
                                                  -------   -------   -------   -------   --------   -------
                                                  -------   -------   -------   -------   --------   -------

MARKET VALUE, END OF PERIOD....................   $ 9.50     $11.75    $12.85   $11.00    $12.1875    $16.50
                                                  -------   -------   -------   -------   --------   -------
                                                  -------   -------   -------   -------   --------   -------

TOTAL RETURN,
 BASED ON MARKET VALUE (4).....................   (14.94)%     3.94%    33.58%    3.74%     (13.64)%   14.04%

NET ASSETS, END OF PERIOD (000S)...............   $41,560   $51,768   $50,576   $51,405    $43,162   $65,142

RATIOS TO AVERAGE NET ASSETS:
 Total expenses, including interest expense....     2.62%      1.81%       --       --          --        --
 Total expenses, excluding interest expense
   (operating expenses)........................     1.64%      1.54%     1.52%    1.51%       1.58%     1.49%
 Net investment income (3).....................     9.64%     10.95%    12.48%   14.02%      12.95%     9.19%

PORTFOLIO TURNOVER RATE........................       47%       142%      221%     172%        163%      214%
------------------------------------------------------------------------------------------------------------

(1) For the six months ended August 31, 2002 (unaudited).

(2) For the year ended February 29, 2000.

(3) Without the adoption of the change in the accounting method discussed in
    Note 1, for the six months ended August 31, 2002, the annualized ratio of net investment income to the average net assets would have been 9.65%. Per share, ratios and supplemental data for the periods prior to March 1, 2001 have not been restated to reflect this change in presentation. In addition, the impact of this change to net investment income and net realized and unrealized loss per share was less than $0.01.

(4) Total return is calculated assuming a purchase of common stock at the current market price on the first day and a sale at the current market price on the last day of each period reported. For purposes of this calculation, dividends are assumed to be reinvested at prices obtained under the Fund's dividend reinvestment plan and the broker commission paid to purchase or sell a share is excluded.

                   THE  EMERGING  MARKETS  FLOATING  RATE  FUND  INC.

Dividend Reinvestment Plan (unaudited)

1. Each shareholder initially purchasing shares of common stock ('Shares') of The Emerging Markets Floating Rate Fund Inc. ('Fund') on or after September 6, 1996 will be deemed to have elected to be a participant in the Amended and Restated Dividend Reinvestment and Cash Purchase Plan ('Plan'), unless the shareholder specifically elects in writing (addressed to the Agent at the address below or to any nominee who holds Shares for the shareholder in its name) to receive all income dividends and distributions of capital gains in cash, paid by check, mailed directly to the record holder by or under the direction of American Stock Transfer & Trust Company as the Fund's dividend-paying agent ('Agent'). A shareholder whose Shares are held in the name of a broker or nominee who does not provide an automatic reinvestment service may be required to take such Shares out of 'street name' and register such Shares in the shareholder's name in order to participate, otherwise dividends and distributions will be paid in cash to such shareholder by the broker or nominee. Each participant in the Plan is referred to herein as a 'Participant.' The Agent will act as Agent for each Participant, and will open accounts for each Participant under the Plan in the same name as their Shares are registered.

2. Unless the Fund declares a dividend or distribution payable only in the form of cash, the Agent will apply all dividends and distributions in the manner set forth below.

3. If, on the determination date, the market price per Share equals or exceeds the net asset value per Share on that date (such condition, a 'market premium'), the Agent will receive the dividend or distribution in newly issued Shares of the Fund on behalf of Participants. If, on the determination date, the net asset value per Share exceeds the market price per Share (such condition, a 'market discount'), the Agent will purchase Shares in the open-market. The determination date will be the fourth New York Stock Exchange trading day (a New York Stock Exchange trading day being referred to herein as a 'Trading Day') preceding the payment date for the dividend or distribution. For purposes herein, 'market price' will mean the average of the highest and lowest prices at which the Shares sell on the New York Stock Exchange on the particular date, or if there is no sale on that date, the average of the closing bid and asked quotations.

4. Purchases made by the Agent will be made as soon as practicable commencing on the Trading Day following the determination date and terminating no later than 30 days after the dividend or distribution payment date except where temporary curtailment or suspension of purchase is necessary to comply with applicable provisions of federal securities law; provided, however, that such purchases will, in any event, terminate on the Trading Day prior to the 'ex-dividend' date next succeeding the dividend or distribution payment date.

5. If (i) the Agent has not invested the full dividend amount in open-market purchases by the date specified in paragraph 4 above as the date on which such purchases must terminate or (ii) a market discount shifts to a market premium during the purchase period, then the Agent will cease making open-market purchases and will receive the uninvested portion of the dividend amount in newly issued Shares (x) in the case of (i) above, at the close of business on the date the Agent is required to terminate making open-market purchases as specified in paragraph 4

                   THE  EMERGING  MARKETS  FLOATING  RATE  FUND  INC.

above or (y) in the case of (ii) above, at the close of business on the date such shift occurs; but in no event prior to the payment date for the dividend or distribution.

6. In the event that all or part of a dividend or distribution amount is to be paid in newly issued Shares, such Shares will be issued to Participants in accordance with the following formula: (i) if, on the valuation date, the net asset value per share is less than or equal to the market price per Share, then the newly issued Shares will be valued at net asset value per Share on the valuation date; provided, however, that if the net asset value is less than 95% of the market price on the valuation date, then such Shares will be issued at 95% of the market price and (ii) if, on the valuation date, the net asset value per share is greater than the market price per Share, then the newly issued Shares will be issued at the market price on the valuation date. The valuation date will be the dividend or distribution payment date, except that with respect to Shares issued pursuant to paragraph 5 above the valuation date will be the date such Shares are issued. If a date that would otherwise be a valuation date is not a Trading Day, the valuation date will be the next preceding Trading Day.

7. Participants have the option of making additional cash payments to the Agent, monthly, in a minimum amount of $250, for investment in Shares. The Agent will use all such funds received from Participants to purchase Shares in the open market on or about the first business day of each month. To avoid unnecessary cash accumulations, and also to allow ample time for receipt and processing by the Agent, Participants should send in voluntary cash payments to be received by the Agent approximately 10 days before an applicable purchase date specified above. A Participant may withdraw a voluntary cash payment by written notice, if the notice is received by the Agent not less than 48 hours before such payment is to be invested.

8. Purchases by the Agent pursuant to paragraphs 4 and 7 above may be made on any securities exchange on which the Shares of the Fund are traded, in the over-the-counter market or in negotiated transactions, and may be on such terms as to price, delivery and otherwise as the Agent shall determine. Funds held by the Agent uninvested will not bear interest, and it is understood that, in any event, the Agent shall have no liability in connection with any inability to purchase Shares within the time periods herein provided, or with the timing of any purchases effected. The Agent shall have no responsibility as to the value of the Shares acquired for the Participant's account. The Agent may commingle amounts of all Participants to be used for open-market purchases of Shares and the price per Share allocable to each Participant in connection with such purchases shall be the average price (including brokerage commissions) of all Shares purchased by the Agent.

9. The Agent will maintain all Participants' accounts in the Plan and will furnish written confirmations of all transactions in each account, including information needed by Participants for personal and tax records. The Agent will hold Shares acquired pursuant to the Plan in noncertificated form in the Participant's name or that of its nominee, and each Participant's proxy will include those Shares purchased pursuant to the Plan. The Agent will forward to Participants any proxy solicitation material and will vote any Shares so held for Participants only in accordance

                   THE  EMERGING  MARKETS  FLOATING  RATE  FUND  INC.

with the proxy returned by Participants to the Fund. Upon written request, the Agent will deliver to Participants, without charge, a certificate or certificates for the full Shares.

10. The Agent will confirm to Participants each acquisition made for their respective accounts as soon as practicable but not later than 60 days after the date thereof. Although Participants may from time to time have an undivided fractional interest (computed to three decimal places) in a Share of the Fund, no certificates for fractional shares will be issued. Dividends and distributions on fractional shares will be credited to each Participant's account. In the event of termination of a Participant's account under Plan, the Agent will adjust for any such undivided fractional interest in cash at the market value of the Fund's Shares at the time of termination less the pro rata expense of any sale required to make such an adjustment.

11. Any share dividends or split shares distributed by the Fund on Shares held by the Agent for Participants will be credited to their respective accounts. In the event that the Fund makes available to Participants rights to purchase additional Shares or other securities, the Shares held for Participants under the Plan will be added to other Shares held by the Participants in calculating the number of rights to be issued to Participants.

12. The Agent's service fee for handling capital gains distributions or income dividends will be paid by the Fund. Participants will be charged a pro rata share of brokerage commissions on all open-market purchases.

13. Participants may terminate their accounts under the Plan by notifying the Agent in writing. Such termination will be effective immediately if notice is received by the Agent not less than 10 days prior to any dividend or distribution record date; otherwise such termination will be effective on the first Trading Day after the payment date for such dividend or distribution with respect to any subsequent dividend or distribution. The Plan may be amended or terminated by the Fund as applied to any voluntary cash payments made and any income dividend or capital gains distribution paid subsequent to written notice of the change or termination sent to Participants at least 30 days prior to the record date for the income dividend or capital gains distribution. The Plan may be amended or terminated by the Agent, with the Fund's prior written consent, on at least 30 days' written notice to Participants. Notwithstanding the preceding two sentences, the Agent or the Fund may amend or supplement the Plan at any time or times when necessary or appropriate to comply with applicable law or rules or policies of the Securities and Exchange Commission or any other regulatory authority. Upon any termination, the Agent will cause a certificate or certificates for the full Shares held by each Participant under the Plan and cash adjustment for any fraction to be delivered to each Participant without charge. If the Participant elects by notice to the Agent in writing in advance of such termination to have the Agent sell part or all of a Participant's Shares and remit the proceeds to Participant, the Agent is authorized to deduct a brokerage commission for this transaction from the proceeds.

                   THE  EMERGING  MARKETS  FLOATING  RATE  FUND  INC.

14. Any amendment or supplement shall be deemed to be accepted by each Participant unless, prior to the effective date thereof, the Agent receives written notice of the termination of the Participant's account under the Plan. Any such amendment may include an appointment by the Agent in its place and stead of a successor Agent under these terms and conditions, with full power and authority to perform all or any of the acts to be performed by the Agent under these terms and conditions. Upon any such appointment of an Agent for the purpose of receiving dividends and distributions, the Fund will be authorized to pay to such successor Agent, for each Participant's account, all dividends and distributions payable on Shares of the Fund held in each Participant's name or under the Plan for retention or application by such successor Agent as provided in these terms and conditions.

15. In the case of Participants, such as banks, broker-dealers or other nominees, which hold Shares for others who are beneficial owners ('Nominee Holders'), the Agent will administer the Plan on the basis of the number of Shares certified from time to time by each Nominee Holder as representing the total amount registered in the Nominee Holder's name and held for the account of beneficial owners who are to participate in the Plan.

16. The Agent shall at all times act in good faith and use its best efforts within reasonable limits to insure the accuracy of all services performed under this Agreement and to comply with applicable law, but assumes no responsibility and shall not be liable for loss or damage due to errors unless such error is caused by its negligence, bad faith, or willful misconduct or that of its employees.

17. All correspondence concerning the Plan should be directed to the Agent at 59 Maiden Lane, New York, New York 10038.

                              -------------------

This report is transmitted to the shareholders of The Emerging Markets Floating Rate Fund Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its common stock in the open market.

                   THE  EMERGING  MARKETS  FLOATING  RATE  FUND  INC.

Additional Stockholder Information (unaudited)

RESULTS OF ANNUAL MEETING OF STOCKHOLDERS

The Fund held its Annual Meeting of Stockholders on June 20, 2002 for the purpose of voting upon the election of Dr. Riordan Roett and Jeswald W. Salacuse as Class I Directors of the Fund, to serve until the 2005 Annual Meeting of Stockholders. The following table provides information concerning the matter voted at the Meeting.

1. Election of Directors

NOMINEES                        VOTES FOR   VOTES AGAINST  VOTES WITHHELD  VOTES ABSTAINED
--------                        ---------   -------------  --------------  ---------------
Dr. Riordan Roett               4,027,566         0            41,033             0
Jeswald W. Salacuse             4,027,079         0            41,520             0

At August 31, 2002, in addition to Dr. Roett and Jeswald W. Salacuse, the other Directors of the Fund were as follows:

Leslie H. Gelb
Stephen Treadway

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                   THE  EMERGING  MARKETS  FLOATING  RATE  FUND  INC.

Directors

LESLIE H. GELB
    President, The Council on
    Foreign Relations

RIORDAN ROETT
    Professor and Director,
    Latin American Studies Program,
    Paul H. Nitze School of Advanced
    International Studies,
    Johns Hopkins University

JESWALD W. SALACUSE
    Henry J. Braker Professor of Commercial
    Law, and formerly Dean, The Fletcher
    School of Law & Diplomacy
    Tufts University

STEPHEN TREADWAY
    Co-Chairman of the Board;
    Managing Director of Allianz Dresdner Asset Management of America L.P. Chairman and President,
    PIMCO Funds Distributors LLC

CHARLES F. BARBER, Emeritus
    Consultant; formerly Chairman,
    ASARCO Inc.

Officers

R. JAY GERKEN
    Co-Chairman of the Board

STEPHEN TREADWAY
    Co-Chairman of the Board

PETER J. WILBY
    President

LEWIS E. DAIDONE
    Executive Vice President and
    Chief Administrative Officer

IRVING P. DAVID
    Chief Financial Officer
    and Treasurer

JAMES E. CRAIGE
    Executive Vice President

THOMAS K. FLANAGAN
    Executive Vice President

NEWTON B. SCHOTT
    Executive Vice President

FRANCES M. GUGGINO
    Controller

CHRISTINA T. SYDOR
    Secretary

The Emerging Markets
Floating Rate Fund Inc.
    125 Broad Street
    10th Floor, MF-2
    New York, New York 10004
    TELEPHONE
    1-888-777-0102

INVESTMENT MANAGER
    PIMCO Funds Advisors LLC
    1345 Avenue of the Americas
    New York, New York 10105

INVESTMENT ADVISER
    Salomon Brothers Asset Management Inc
    388 Greenwich Street
    New York, New York 10013

CUSTODIAN
    State Street Bank and Trust Company
    225 Franklin Street
    Boston, Massachusetts 02110

DIVIDEND DISBURSING AND TRANSFER AGENT
    American Stock Transfer & Trust Company
    59 Maiden Lane
    New York, New York 10038

INDEPENDENT ACCOUNTANTS
    PricewaterhouseCoopers LLP
    1177 Avenue of the Americas
    New York, New York 10036

LEGAL COUNSEL
    Simpson Thacher & Bartlett
    425 Lexington Avenue
    New York, New York 10017

NEW YORK STOCK EXCHANGE SYMBOL
    EFL

The Emerging Markets
Floating Rate Fund Inc.


Semi-Annual Report

AUGUST 31, 2002


-----------------------------------------
        Salomon Brothers Asset Management
        -----------------------------------------


American Stock Transfer & Trust Company                         ----------------
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EFLSEMI 8/02
02-3962




                              STATEMENT OF DIFFERENCES
                              ------------------------

The division sign shall be expressed as................................... [div]